UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 5, 2023
THE TIMKEN COMPANY
(Exact name of registrant as specified in its charter)

Commission file number: 1-1169

Ohio		34-0577130
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

4500 Mount Pleasant Street NW
North Canton	Ohio	44720-5450
(Address of principal executive offices)		(Zip Code)

234.262.3000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares, without par value	TKR	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07     Submission of Matters to a Vote of Security Holders

    At the 2023 Annual Meeting of Shareholders held on May 5, 2023, the shareholders of The Timken Company (the “Company”):

(1) elected the eleven Directors set forth below to serve for a term of one year expiring at the annual meeting in 2024 (or until their respective successors are elected and qualified);

NOMINEES	FOR	WITHHOLD	BROKER NON-VOTES

Maria A. Crowe	58,498,439	5,614,048	3,459,495
Elizabeth Ann Harrell	62,523,736	1,588,751	3,459,495
Richard G. Kyle	63,236,472	876,015	3,459,495
Sarah C. Lauber	63,280,160	832,327	3,459,495
John A. Luke, Jr.	59,572,082	4,540,405	3,459,495
Christopher L. Mapes	57,482,340	6,630,147	3,459,495
James F. Palmer	63,162,353	950,134	3,459,495
Ajita G. Rajendra	63,283,096	829,391	3,459,495
Frank C. Sullivan	59,858,872	4,253,615	3,459,495
John M. Timken, Jr.	62,535,172	1,577,315	3,459,495
Ward J. Timken, Jr.	63,068,741	1,043,746	3,459,495

(2) approved, on an advisory basis, the resolution set forth below regarding named executive officer compensation;

RESOLVED, that the compensation of the named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and any related material disclosed in the 2023 Proxy Statement, is hereby APPROVED.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

62,659,947	1,092,282	360,250	3,459,503

(3) recommended, on an advisory basis, one year for the frequency of the shareholder advisory vote on named executive officer compensation;

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES

61,294,522	66,662	2,543,887	207,410	3,459,501

(4) ratified the appointment of Ernst & Young LLP as its independent auditor for the fiscal year ending December 31, 2023;

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

65,210,745	2,245,408	115,829	0

(5) approved an amendment to the Company's Amended Articles of Incorporation to reduce certain shareholder voting requirement thresholds; and

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

63,811,604	192,801	108,075	3,459,502

(6) did not approve a shareholder proposal requesting the Board of Directors take the steps necessary to amend the appropriate Company governing documents to give the owners of a combined 10% of the Company's outstanding common stock the power to call a special shareholder meeting.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES

27,249,281	36,606,381	256,817	3,459,503

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TIMKEN COMPANY

By:	/s/ Hansal N. Patel
Hansal N. Patel
Vice President, General Counsel & Secretary
Date: May 8, 2023